UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2018

Cadence Bancorporation

(Exact name of registrant as specified in its charter)

Delaware	001-38058	47-1329858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 3800 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 871-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On May 25, 2018, Cadence Bancorp, LLC (the “Selling Stockholder”) completed a secondary offering (the “Offering”) of 18,000,000 shares of Class A common stock, par value $0.01 per share (the “Class A Common Stock”), of Cadence Bancorporation (the “Company”), at a price to the public of $28.00 per share, less underwriting discounts and commissions, as described in a prospectus supplement, dated May 22, 2018, filed with the U.S. Securities and Exchange Commission (the “Commission”) on May 24, 2018.

In connection with the Offering, the Company entered into an Underwriting Agreement, dated May 22, 2018 (the “Underwriting Agreement”), by and among the Company, the Selling Stockholder and the underwriters named thereto. Pursuant to the Underwriting Agreement, the Selling Stockholder granted the underwriters a 30-day option to purchase up to an additional 2,700,000 shares of Class A Common Stock from the Selling Stockholder (the “Option”), which was exercised in full. Upon completion of the Offering and the exercise of the Option, the Selling Stockholder held approximately 40.9% of the issued and outstanding shares of Class A Common Stock, as compared to approximately 65.6% immediately prior to the completion of the Offering.

The shares of Class A Common Stock sold by the Selling Stockholder in the Offering were registered pursuant to the Registration Statement on Form S-3ASR (Commission File No. 333-225075), which was filed with the Commission on May 21, 2018 (the “Registration Statement”). The Company did not receive any of the proceeds from the sale of such shares of Class A Common Stock.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K. Exhibits 1.1 and 5.1 contained in Item 9.01 hereof are incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of May 22, 2018, by and among Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein, Cadence Bancorp, LLC and Cadence Bancorporation.

5.1	Opinion of Wachtell, Lipton, Rosen & Katz

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cadence Bancorporation

Date: May 25, 2018	By:	/s/ Jerry W. Powell
	Name:	Jerry W. Powell
	Title:	Executive Vice President and General Counsel